                                                                    EXHIBIT 99.2

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $357,682,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FFC

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                DECEMBER 22, 2004

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

                                   TERM SHEET
                                DECEMBER 22, 2004

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FFC
                           $357,682,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                          EXPECTED   STATED   EXPECTED
                                       WAL (YRS)    PAYMENT WINDOW                         FINAL     FINAL    RATINGS
              APPROX                   (CALL(4)/      (CALL(4)/      PAYMENT   INTEREST   MATURITY  MATURITY  (MOODY'S /
 CLASS        SIZE($)     COUPON       MATURITY )     MATURITY)       DELAY    ACCRUAL      (4)        (5)      S&P)
---------  ------------  -----------  ------------  ---------------  -------  ----------  --------  --------  ----------
CLASS A     265,974,000  LIBOR + [ ]   1.16 / 1.16  1 - 34 / 1 - 34      0    Actual/360  Oct-2007  Jun-2035   Aaa/AAA
                           (1), (2)
CLASS M-1    40,980,000  LIBOR + [ ]   5.26 / 6.42   34 - 76 / 34 -      0    Actual/360  Apr-2011  Jun-2035   Aa2/AA
                           (1), (3)                       171
CLASS M-2    10,146,000  LIBOR + [ ]   5.22 / 5.70   55 - 76 / 55 -      0    Actual/360  Apr-2011  Jun-2035   Aa3/AA-
                           (1), (3)                       150
CLASS M-3    22,678,000  LIBOR + [ ]   4.84 / 5.31   47 - 76 / 47 -      0    Actual/360  Apr-2011  Jun-2035    A2/A
                           (1), (3)                       147
CLASS M-4     5,570,000  LIBOR + [ ]   4.65 / 5.10   45 - 76 / 45 -      0    Actual/360  Apr-2011  Jun-2035    A3/A-
                           (1), (3)                       138
CLASS B-1     7,162,000  LIBOR + [ ]   4.58 / 5.03   44 - 76 / 44 -      0    Actual/360  Apr-2011  Jun-2035  Baa1/BBB+
                           (1), (3)                       136
CLASS B-2     5,172,000  LIBOR + [ ]   4.54 / 4.97   43 - 76 / 43 -      0    Actual/360  Apr-2011  Jun-2035  Baa1/BBB
                           (1), (3)                       132
CLASS B-3     6,963,000                                Information not provided hereby                        Baa2/BBB-

CLASS B-4    20,291,000                                Information not provided hereby                        Ba2/BB

      1)    Subject to the Available Funds Cap.

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.

      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

      4) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.

      5)    Latest maturity date for any mortgage loan plus one year.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com

MOODY'S
Kruti Muni                    201-915-8733   kruti.muni@moodys.com

STANDARD & POOR'S
Linda Wu                      212-438-1567   linda_wu@sandp.com
Brian Weller                  212-438-1934   brian_weller@sandp.com

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

TITLE OF          First Franklin Mortgage Loan Trust, Mortgage
CERTIFICATES      Loan Asset-Backed Certificates Series 2004-FFC, consisting of:

                  Class A Certificates,

                  Class M-1, Class M-2, Class M-3 and Class M-4 Certificates
                 (collectively, the "Class M Certificates"), and

                  Class B-1, Class B-2, Class B-3 and  Class B-4
                  Certificates (collectively, the "Class B
                  Certificates")

                  The Class A Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-3 and Class B-4 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER       Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR         Merrill Lynch Mortgage Investors, Inc.

SELLER            Merrill Lynch Mortgage Capital Inc.

ORIGINATOR        First Franklin Financial Corp. ("FFFC")

SERVICER          Wilshire Credit Corporation

TRUSTEE           Wells Fargo Bank, N.A.

CUT-OFF DATE      December 1, 2004

PRICING DATE      On or about December [22], 2004

CLOSING DATE      On or about December 28, 2004

DISTRIBUTION      Distribution of principal and interest on the
DATES             Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2005.

ERISA             The Offered Certificates will be ERISA eligible
CONSIDERATIONS    as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL             The Offered Certificates will not constitute "mortgage-related
INVESTMENT        securities" for the purposes of SMMEA.

TAX STATUS        For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

OPTIONAL          The Trustee will be required to effect an auction of the
TERMINATION       assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of
                  (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                  Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS    As of the Cut-Off Date, the mortgage pool will consist
                  of fixed rate, fully amortizing and balloon, second lien residential mortgage loans ("Mortgage Loans") serviced by Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately $397,867,023, as of the Cut-Off Date.

TOTAL DEAL SIZE   Approximately $357,682,000

ADMINISTRATIVE    The Servicer and Trustee will be paid fees aggregating 52 bps
FEES              per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT            1.  Excess interest
ENHANCEMENTS      2.  Over-Collateralization
                  3.  Subordination

EXCESS INTEREST   Excess interest cashflow will be available as credit
                  enhancement.

OVER-             The over-collateralization ("O/C") amount is equal to the
COLLATERALIZATION excess of the aggregate principal balance of the Mortgage
                  Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 3.25% of the aggregate principal balance of the Mortgage Loans. On each distribution date, the trust fund will apply some or all of the Excess
                  Interest as principal payments on the Class A Certificates.

                  Initial:  Approximately 3.25% of original mortgage balance

                  Target: 6.25% of the original certificate principal balance of the Certificates (12.50% of current mortgage balance after stepdown)

                  Floor:0.50% of the original certificate principal balance of the Certificates

                             (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION(1):   CLASSES   RATING (M/S)  SUBORDINATION
                   ---------  ------------  -------------
                    Class A     Aaa/AAA         36.15%
                   Class M-1     Aa2/AA         25.85%
                   Class M-2    Aa3/AA-         23.30%
                   Class M-3      A2/A          17.60%
                   Class M-4     A3/A-          16.20%
                   Class B-1   Baa1/BBB+        14.40%
                   Class B-2    Baa1/BBB        13.10%
                   Class B-3   Baa2/BBB-        11.35%
                   Class B-4     Ba2/BB         6.25%

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

CLASS SIZES:        CLASSES   RATING (M/S)  CLASS SIZES
                    -------   ------------  -----------
                    Class A     Aaa/AAA         66.85%
                   Class M-1     Aa2/AA         10.30%
                   Class M-2    Aa3/AA-          2.55%
                   Class M-3      A2/A           5.70%
                   Class M-4     A3/A-           1.40%
                   Class B-1   Baa1/BBB+         1.80%
                   Class B-2    Baa1/BBB         1.30%
                   Class B-3   Baa2/BBB-         1.75%
                   Class B-4     Ba2/BB          5.10%

INTEREST ACCRUAL  Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP    If the 10% optional termination does not occur prior
                  to the first distribution date on which it is possible, (i) the margin on the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE         The pass-through rates of the Certificates will be subject to
FUNDS CAP         the "Available Funds Cap" which is a per annum rate equal to
                  12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                  Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1)The subordination includes the target over-collateralization level of approximately 6.25%.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL         If on any Distribution Date the pass-through rate of any Class
REIMBURSEMENT     is limited by the Available Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous
                  Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next
                  Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY

                  1.    Servicing Fees and Trustee fees.

                  2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                  3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                  4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                  5.    Excess interest to pay subordinate principal shortfalls.

                  6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                  7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates, and ninth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A           72.30%*
CLASS M-1         51.70%*
CLASS M-2         46.60%*
CLASS M-3         35.20%*
CLASS M-4         32.40%*
CLASS B-1         28.80%*
CLASS B-2         26.20%*
CLASS B-3         22.70%*
CLASS B-4         12.50%*

*includes targeted overcollateralization

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the January 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Required Percentage
CLASS             (i.e., the sum of the outstanding principal
PRINCIPAL         balance of the subordinate Certificates and the O/C amount
DISTRIBUTION      divided by the aggregate stated principal balance of the
DATE              Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                  Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                  [72.30]%

                  or

                  (29.90%+6.25%)*2

TRIGGER EVENT     The situation that exists with respect to any Distribution
<Preliminary and  Date after the Stepdown Date, if (a) the quotient of (1) the
Subject to        aggregate Stated Principal Balance of all Mortgage Loans 60 or
Revision>         more days delinquent, measured on a rolling three month basis
                  (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 11% and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          ------------------------
January 2008 - December 2008         4.25% with respect to January 2008, plus an additional 1/12th of
                                     2.75% for each month thereafter
January 2009 - December 2009         7.00% with respect to January 2009, plus an additional 1/12th of
                                     1.75% for each month thereafter
January 2010 - December 2010         8.75% with respect to January 2010, plus an additional 1/12th of
                                     1.00% for each month thereafter
January 2011 and thereafter          9.75%

                                 (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS        The Offered Certificates will be offered pursuant to a
                  Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                  Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN     The following tables describe the mortgage loans and the
TABLES            related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance    $397,867,023
Aggregate Original Principal Balance       $400,252,763
Number of Mortgage Loans                          8,048

                                      MINIMUM    MAXIMUM    AVERAGE (1)
                                      -------    -------    -----------
Original Principal Balance            $10,000    $250,000    $49,733
Outstanding Principal Balance         $    88    $248,741    $49,437

                                      MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                      -------    -------    --------------------
Original Term (mos)                      120        360            232
Stated remaining Term (mos)              113        354            225
Loan Age (mos)                             5         12              7
Current Interest Rate:                 5.875%    12.250%         9.224%
Original Loan-to-Value                 28.52%    100.00%         99.29%
Credit Score                             558        813            670

                                       EARLIEST    LATEST
                                       --------    ------
Maturity Date                         05/01/2014  06/01/2034

LIEN POSITION          PERCENT OF MORTGAGE POOL
-------------          ------------------------
2nd Lien                       100.00%

OCCUPANCY              PERCENT OF MORTGAGE POOL
---------              ------------------------
Primary                         99.99%
Second Home                      0.00%
Investment                       0.01%

LOAN TYPE              PERCENT OF MORTGAGE POOL
---------              ------------------------
Fixed Rate                     100.00%

AMORTIZATION TYPE      PERCENT OF MORTGAGE POOL
-----------------      ------------------------
Fully Amortizing                 3.77%
Balloon                         96.23%

YEAR OF ORIGINATION    PERCENT OF MORTGAGE POOL
-------------------    ------------------------
2003                             0.05%
2004                            99.95%

LOAN PURPOSE           PERCENT OF MORTGAGE POOL
------------           ------------------------
Purchase                        91.39%
Refinance - Rate/Term            1.59%
Refinance - Cashout              7.02%

PROPERTY TYPE          PERCENT OF MORTGAGE POOL
-------------          ------------------------
Single Family Residence         64.26%
Condominium                     10.69%
Two-Family                       2.63%
Planned Unit
Development                     22.43%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

MORTGAGE RATES

                                     AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES    LOANS    OUTSTANDING     POOL     COUPON    SCORE     OUTSTANDING   LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
7.500% or less                91    $  7,410,911     1.86%    7.210%    706       $81,439     90.64%       100.00%
7.501% to 8.000%           2,039     110,575,283    27.79     7.845     720        54,230     99.62         99.87
8.001% to 8.500%           1,118      58,791,556    14.78     8.301     691        52,586     99.42         96.82
8.501% to 9.000%           1,074      59,159,969    14.87     8.845     662        55,084     99.39         97.79
9.001% to 9.500%             770      37,914,559     9.53     9.326     652        49,240     99.07         97.69
9.501% to 10.000%            293      13,210,025     3.32     9.725     649        45,085     99.59         94.60
10.001% to 10.500%            41       1,995,895     0.50    10.292     638        48,680     94.70         85.47
10.501% to 11.000%           634      31,813,438     8.00    10.974     628        50,179     99.14        100.00
11.001% to 11.500%         1,248      51,363,172    12.91    11.375     620        41,156     99.65        100.00
11.501% to 12.000%           733      25,405,590     6.39    11.769     610        34,660     99.85        100.00
12.001% to 12.500%             7         226,625     0.06    12.203     611        32,375     99.99        100.00
                           -----    ------------   ------    ------     ---       -------     -----        ------
TOTAL:                     8,048    $397,867,023   100.00%    9.224%    670       $49,437     99.29%        98.69%
                           -----    ------------   ------    ------     ---       -------     -----        ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.875% per annum to 12.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 9.224% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF REMAINING        MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
TERMS (MONTHS)             LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
109 to 120                     9    $    333,585     0.08%   8.956%     686       $37,065     100.00%     100.00%
169 to 180                 1,254      54,727,200    13.76    9.167      665        43,642      99.33       98.35
217 to 228                     1          27,867     0.01   11.500      626        27,867     100.00      100.00
229 to 240                 6,780     342,648,456    86.12    9.233      671        50,538      99.28       98.75
349 to 360                     4         129,915     0.03   10.117      654        32,479     100.00      100.00
                           -----    ------------   ------   ------      ---       -------     ------      ------
TOTAL:                     8,048    $397,867,023   100.00%   9.224%     670       $49,437      99.29%      98.69%
                           -----    ------------   ------   ------      ---       -------     ------      ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 225 months.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
   RANGE OF ORIGINAL     NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
       MORTGAGE          MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
LOAN PRINCIPAL BALANCES    LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
$1 to $25,000               1,341   $ 26,729,459     6.72%   9.688%     651       $19,932     99.62%       99.46%
$25,001 to $50,000          3,761    135,158,764    33.97    9.550      662        35,937     99.64        98.86
$50,001 to $75,000          1,639    100,523,052    25.27    9.340      668        61,332     99.55        98.78
$75,001 to $100,000           748     63,742,473    16.02    8.981      680        85,217     99.12        98.13
$100,001 to $125,000          324     36,003,026     9.05    8.679      686       111,120     99.41        97.44
$125,001 to $150,000          144     20,061,832     5.04    8.581      682       139,318     98.87       100.00
$150,001 to $175,000           73     11,836,920     2.98    8.054      712       162,150     98.17        98.57
$175,001 to $200,000           12      2,323,939     0.58    7.851      686       193,662     87.53       100.00
$225,001 to $250,000            6      1,487,558     0.37    7.167      675       247,926     80.86       100.00
                            -----   ------------   ------    -----      ---       -------     -----       ------
TOTAL:                      8,048   $397,867,023   100.00%   9.224%     670       $49,437     99.29%       98.69%
                            -----   ------------   ------    -----      ---       -------     -----       ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $26 to approximately $199,692 and the average outstanding principal balance of the Mortgage Loans was approximately $37,827.

PRODUCT TYPES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
PRODUCT TYPE              LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------      ---------  ------------  --------  --------  --------  -----------  --------  -------------
10 Year Fixed Loans            1    $     39,044     0.01%    7.875%     700     $39,044      100.00%     100.00%
15 Year Fixed Loans           31         855,913     0.22     8.515      681      27,610       99.99      100.00
20 Year Fixed Loans          354      13,964,602     3.51     9.319      671      39,448       98.95       98.98
30 Year Fixed Loans            4         129,915     0.03    10.117      654      32,479      100.00      100.00
10/30 Balloon Loans            8         294,541     0.07     9.099      684      36,818      100.00      100.00
15/30 Balloon Loans        1,223      53,871,287    13.54     9.178      664      44,048       99.32       98.32
20/30 Balloon Loans        6,427     328,711,721    82.62     9.230      671      51,145       99.30       98.74
                           -----    ------------   ------    ------      ---     -------      ------      ------
TOTAL:                     8,048    $397,867,023   100.00%    9.224%     670     $49,437       99.29%      98.69%
                           -----    ------------   ------    ------      ---     -------      ------      ------

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION    LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Alabama                       38    $  1,089,717    0.27%    10.010%    661       $28,677      99.99%      97.07%
Arizona                      162       5,795,173    1.46      9.842     652        35,773      99.71       97.42
Arkansas                       1          52,818    0.01      8.875     668        52,818     100.00      100.00
California                 2,874     205,570,208   51.67      8.947     679        71,528      99.07       98.73
Colorado                     287      12,345,510    3.10      9.756     651        43,016      99.74       98.67
Connecticut                   44       2,012,536    0.51      9.096     664        45,739      98.64      100.00
Delaware                       3          94,853    0.02      9.215     669        31,618      98.91      100.00
District of Columbia           3         256,463    0.06      7.716     667        85,488      89.23      100.00
Florida                      516      19,840,825    4.99      9.616     658        38,451      99.48       98.73
Georgia                      268       9,794,572    2.46     10.239     647        36,547      99.62       98.72
Idaho                         38         969,962    0.24      9.753     665        25,525      99.76      100.00
Illinois                     157       6,486,624    1.63      9.897     656        41,316      99.05       97.88
Indiana                       24         636,290    0.16      9.940     659        26,512      99.99      100.00
Iowa                          10         234,200    0.06      9.544     676        23,420     100.00      100.00
Kansas                        15         675,025    0.17      8.737     693        45,002      95.84      100.00
Kentucky                      42       1,046,987    0.26      9.823     662        24,928      99.81      100.00
Louisiana                     15         372,444    0.09      9.233     667        24,830     100.00      100.00
Maine                         18         573,212    0.14      9.075     686        31,845      99.99      100.00
Maryland                     192       9,378,838    2.36      9.744     655        48,848      98.85       99.18
Massachusetts                125       6,858,535    1.72      9.131     674        54,868      99.25       99.26
Michigan                     146       5,025,329    1.26      9.994     649        34,420      99.89       99.46
Minnesota                    172       6,870,026    1.73      9.724     658        39,942      99.72       99.14
Missouri                      61       1,692,596    0.43      9.943     650        27,747      99.67       97.72
Nebraska                      13         387,126    0.10     10.351     646        29,779      99.90       89.85
Nevada                       120       5,582,066    1.40      9.325     661        46,517      99.15       97.26
New Hampshire                 24       1,097,933    0.28      9.354     670        45,747      99.87      100.00
New Jersey                    26       1,321,864    0.33      9.190     678        50,841      97.80      100.00
New Mexico                    24         670,140    0.17      9.767     650        27,922      99.98       89.78
New York                      44       3,050,451    0.77      8.921     685        69,328      98.01       95.47
North Carolina               125       4,097,534    1.03      9.749     660        32,780      99.81      100.00
Ohio                         173       4,965,421    1.25      9.940     660        28,702      99.87      100.00
Oklahoma                      13         288,303    0.07      9.744     659        22,177      99.99      100.00
Oregon                       474      17,291,304    4.35      9.063     675        36,480      99.72       98.15
Pennsylvania                  53       1,830,138    0.46      9.495     672        34,531      99.50      100.00
Rhode Island                  28       1,373,246    0.35      9.055     685        49,045      99.32      100.00
South Carolina                48       1,613,224    0.41      9.776     665        33,609      99.96       98.36
South Dakota                   5         126,181    0.03      9.646     659        25,236     100.00      100.00
Tennessee                    363       9,363,557    2.35      8.000     640        25,795      99.70       99.78
Texas                        524      17,230,849    4.33      9.629     666        32,883      99.72       99.05
Utah                         238       7,535,773    1.89      9.736     665        31,663      99.88       96.47
Vermont                        1          36,352    0.01     11.750     603        36,352     100.00      100.00
Virginia                      80       4,187,803    1.05      9.590     666        52,348      99.53      100.00
Washington                   374      15,492,230    3.89      9.449     668        41,423      99.66       98.83
West Virginia                  3          84,611    0.02     10.707     630        28,204     100.00      100.00
Wisconsin                     84       2,568,176    0.65      9.695     656        30,574      99.88       96.00
                           -----    ------------  ------     ------     ---       -------     ------      ------
TOTAL:                     8,048    $397,867,023  100.00%     9.224%    670       $49,437      99.29%      98.69%
                           -----    ------------  ------     ------     ---       -------     ------      ------

No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
 RANGE OF ORIGINAL        MORTGAGE     BALANCE    MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
 LOAN- TO-VALUE RATIOS     LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
50.00% or less                 1    $     27,865     0.01%    7.990%    607       $27,865     28.52%      100.00%
55.01% to 60.00%               2         346,297     0.09     8.188     628       173,148     56.89       100.00
70.01% to 75.00%               1         246,587     0.06     7.125     658       246,587     73.93       100.00
75.01% to 80.00%              12       1,360,939     0.34     8.266     634       113,412     79.62       100.00
80.01% to 85.00%              20       1,579,206     0.40     7.964     660        78,960     83.77       100.00
85.01% to 90.00%             112       6,660,429     1.67     8.817     658        59,468     89.39        97.49
90.01% to 95.00%             294      18,912,557     4.75     9.039     666        64,328     94.59        98.67
95.01% to 100.00%          7,606     368,733,143    92.68     9.252     671        48,479     99.91        98.70
                           -----    ------------   ------     -----     ---       -------     -----        -----
TOTAL:                     8,048    $397,867,023   100.00%    9.224%    670       $49,437     99.29%       98.69%
                           -----    ------------   ------     -----     ---       -------     -----        -----

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 28.52% to 100.00%. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 99.29% and the weighted average Second Lien ratio for the Mortgage Loans was approximately 19.65%.

LOAN PURPOSE

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
LOAN PURPOSE              LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Purchase                    7,330   $363,609,763    91.39%   9.192%     672       $49,606     99.47%       98.72%
Refinance - Cashout           586     27,925,953     7.02    9.615      650        47,655     97.87        98.64
Refinance - Rate Term         132      6,331,306     1.59    9.323      654        47,964     95.21        97.47
                            -----   ------------   ------    -----      ---       -------     -----        -----
TOTAL:                      8,048   $397,867,023   100.00%   9.224%     670       $49,437     99.29%       98.69%
                            -----   ------------   ------    -----      ---       -------     -----        -----

TYPES OF MORTGAGED PROPERTIES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
PROPERTY TYPE              LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------ ---------  ------------  --------  --------  --------  -----------  --------  -------------
Single Family Residence     5,326   $255,659,458    64.26%    9.257%    669       $48,002     99.30%      98.64%
Condominium                   816     42,532,276    10.69     8.937     680        52,123     99.57       99.03
Two-Family                    177     10,444,981     2.63     8.663     688        59,011     97.87       98.68
Planned Unit Development    1,729     89,230,308    22.43     9.332     668        51,608     99.31       98.69
                            -----   ------------   ------     -----     ---       -------     -----       -----
TOTAL:                      8,048   $397,867,023   100.00%    9.224%    670       $49,437     99.29%      98.69%
                            -----   ------------   ------     -----     ---       -------     -----       -----

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

DOCUMENTATION SUMMARY

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
DOCUMENTATION              LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Full Documentation          7,955   $392,671,769    98.69%    9.228%    670       $49,362      99.29%    100.00%
Limited Income
Verification                   92      5,075,873     1.28     8.937     684        55,173      99.30       0.00
No Income Verification          1        119,380     0.03     7.625     714       119,380      95.24       0.00
                            -----   ------------   ------     -----     ---       -------      -----      -----
TOTAL:                      8,048   $397,867,023   100.00%    9.224%    670       $49,437      99.29%     98.69%
                            -----   ------------   ------     -----     ---       -------      -----      -----

OCCUPANCY TYPES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
OCCUPANCY                  LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Primary                   8,047     $397,832,307    99.99%    9.224%    670       $49,439     99.29%        98.69%
Investment                    1           34,715     0.01    11.250     635        34,715    100.00        100.00
                          -----     ------------   ------    ------     ---       -------    ------        ------
TOTAL:                    8,048     $397,867,023   100.00%    9.224%    670       $49,437     99.29%        98.69%
                          -----     ------------   ------    ------     ---       -------    ------        ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
MORTAGE LOAN AGE         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
(MONTHS)                   LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
5                              14   $    574,680     0.14%    9.368%    668     $41,049        100.00%   100.00%
6                           3,953    194,165,148    48.80     9.127     672      49,118         99.35     98.74
7                           3,783    188,210,715    47.30     9.299     669      49,752         99.25     98.65
8                             277     13,721,228     3.45     9.551     665      49,535         98.96     98.49
9                              11        729,901     0.18     9.109     681      66,355         99.63    100.00
10                              7        254,678     0.06     9.759     679      36,383         99.43    100.00
11                              2        182,806     0.05     9.510     657      91,403         95.44    100.00
12                              1         27,867     0.01    11.500     626      27,867        100.00    100.00
                            -----   ------------   ------    ------     ---     -------        ------    ------
TOTAL:                      8,048   $397,867,023   100.00%    9.224%    670     $49,437         99.29%    98.69%
                            -----   ------------   ------    ------     ---     -------        ------    ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 7 months.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                         SERIES 2004-FFC
                         COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERMS

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT      MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
PENALTY TERM               LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
None                       2,639    $ 96,945,846    24.37%    9.516%     660      $36,736      99.47%      98.70%
12 Months                    161      12,010,899     3.02     8.946      681       74,602      98.24       95.75
24 Months                  5,248     288,910,278    72.61     9.138      673       55,052      99.27       98.82
                           -----    ------------   ------     -----      ---      -------      -----       -----
TOTAL:                     8,048    $397,867,023   100.00%    9.224%     670      $49,437      99.29%      98.69%
                           -----    ------------   ------     -----      ---      -------      -----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                     AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES     LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Not Available                 2     $    135,382     0.03%    9.763%     NA       $67,691     99.57%     100.00%
551 to 575                    1           36,518     0.01    10.875     558        36,518    100.00      100.00
576 to 600                   91        3,545,787     0.89    11.422     600        38,965     99.45      100.00
601 to 625                1,846       71,504,996    17.97    11.229     614        38,735     99.25      100.00
626 to 650                1,798       83,538,707    21.00    10.103     638        46,462     98.99       99.31
651 to 675                1,511       78,877,254    19.83     8.875     663        52,202     99.20       97.85
676 to 700                1,023       59,928,493    15.06     8.214     687        58,581     99.42       97.66
701 to 725                  756       42,354,948    10.65     7.869     712        56,025     99.47       97.30
726 to 750                  534       30,139,950     7.58     7.845     737        56,442     99.60       99.31
751 to 775                  328       18,294,301     4.60     7.877     762        55,775     99.69       99.32
776 to 800                  143        8,592,156     2.16     7.865     785        60,085     99.60       99.54
801 to 825                   15          918,532     0.23     7.766     805        61,235     99.77      100.00
                          -----     ------------   ------     -----     ---       -------     -----       -----
TOTAL:                    8,048     $397,867,023   100.00%    9.224%    670       $49,437     99.29%      98.69%
                          -----     ------------   ------     -----     ---       -------     -----       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 558 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 670.

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         FIRST FRANKLIN MORTGAGE LOAN TRUST,
                             SERIES 2004-FFC

                             ASSUMED MORTGAGE POOLS

                                                                                                               ORIGINAL
                                                                             ORIGINAL         REMAINING        MONTHS TO
                                      NET       ORIGINAL      REMAINING    AMORTIZATION     AMORTIZATION      PREPAYMENT
                      MORTGAGE     MORTGAGE       TERM          TERM           TERM             TERM            PENALTY
CURRENT BALANCE ($)   RATE(%)       RATE(%)     (MONTHS)      (MONTHS)       (MONTHS)         (MONTHS)         EXPIRATION
-------------------   -------       -------     --------      --------     ------------     -------------     -----------
        162,029.69     9.019         8.499         120           114             360              354               0
         51,731.43     7.625         7.105         120           113             360              353              12
         80,780.05    10.202         9.682         120           114             360              354              24
     20,449,172.04     9.175         8.655         180           173             360              353               0
      1,840,796.14     9.026         8.506         180           173             360              353              12
     31,581,318.37     9.188         8.668         180           173             360              353              24
     70,808,880.99     9.628         9.108         240           233             360              353               0
      9,473,449.94     8.911         8.391         240           233             360              353              12
    248,429,390.26     9.128         8.608         240           233             360              353              24
         39,043.68     7.875         7.355         120           114             120              114               0
        531,212.29     8.366         7.846         180           174             180              174               0
         38,100.97     7.750         7.230         180           174             180              174              12
        286,599.69     8.893         8.373         180           174             180              174              24
      4,905,889.80     9.451         8.931         240           234             240              234               0
        606,820.52     9.440         8.920         240           233             240              233              12
      8,451,891.61     9.234         8.714         240           234             240              234              24
         49,617.11    11.750        11.230         360           354             360              354               0
         80,298.25     9.107         8.587         360           354             360              354              24

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   FIRST FRANKLIN MORTGAGE LOAN TRUST,
                       SERIES 2004-FFC

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                 AVAIL. FUNDS
PERIOD       PAYMENT DATE       CAP (%) (1)(2)
------       ------------       --------------
   1          1/25/2005             9.639
   2          2/25/2005             8.763
   3          3/25/2005             9.766
   4          4/25/2005             8.883
   5          5/25/2005             9.244
   6          6/25/2005             9.012
   7          7/25/2005             9.383
   8          8/25/2005             9.129
   9          9/25/2005             9.152
   10        10/25/2005             9.483
   11        11/25/2005             9.202
   12        12/25/2005             9.536
   13         1/25/2006             9.256
   14         2/25/2006             9.284
   15         3/25/2006            10.312
   16         4/25/2006             9.344
   17         5/25/2006             9.688
   18         6/25/2006             9.409
   19         7/25/2006             9.757
   20         8/25/2006             9.478
   21         9/25/2006             9.515
   22        10/25/2006             9.872
   23        11/25/2006             9.593
   24        12/25/2006             9.955
   25         1/25/2007             9.677
   26         2/25/2007             9.722
   27         3/25/2007            10.815
   28         4/25/2007             9.817
   29         5/25/2007            10.197
   30         6/25/2007             9.920
   31         7/25/2007            10.308
   32         8/25/2007            10.032
   33         9/25/2007            10.092
   34        10/25/2007            10.493
   35        11/25/2007            10.219
   36        12/25/2007            10.630
   37         1/25/2008            10.358
   38         2/25/2008            10.047
   39         3/25/2008            10.417
   40         4/25/2008             9.627
   41         5/25/2008             9.948
   42         6/25/2008             9.627
   43         7/25/2008             9.948
   44         8/25/2008             9.627
   45         9/25/2008             9.627
   46        10/25/2008             9.948
   47        11/25/2008             9.627
   48        12/25/2008             9.948
   49         1/25/2009             9.627
   50         2/25/2009             9.627
   51         3/25/2009            10.658
   52         4/25/2009             9.627
   53         5/25/2009             9.948
   54         6/25/2009             9.627
   55         7/25/2009             9.948
   56         8/25/2009             9.627
   57         9/25/2009             9.627
   58        10/25/2009             9.948
   59        11/25/2009             9.627
   60        12/25/2009             9.948
   61         1/25/2010             9.627
   62         2/25/2010             9.627
   63         3/25/2010            10.659
   64         4/25/2010             9.627
   65         5/25/2010             9.948
   66         6/25/2010             9.627
   67         7/25/2010             9.948
   68         8/25/2010             9.627
   69         9/25/2010             9.627
   70        10/25/2010             9.948
   71        11/25/2010             9.627
   72        12/25/2010             9.948
   73         1/25/2011             9.627
   74         2/25/2011             9.627
   75         3/25/2011            10.659
   76         4/25/2011             9.627

(1) Available Funds Cap for the Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 2.2581%.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  FIRST FRANKLIN MORTGAGE LOAN TRUST,
                      SERIES 2004-FFC

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                0%              24%             30%             45%             60%
                                CPR             CPR             CPR             CPR             CPR
                              TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
--------------------------------------------------------------------------------------------------------
                            DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
--------------------------------------------------------------------------------------------------------
CLASS A

               100.00000%             23              23              23              23              23

                WAL (YRS)          13.86            1.85            1.16            0.71            0.49
           MOD DURN (YRS)          11.43            1.77            1.13            0.71            0.48
         PRINCIPAL WINDOW  Jan05 - May24   Jan05 - Jan13   Jan05 - Oct07   Jan05 - Sep06   Jan05 - Feb06
--------------------------------------------------------------------------------------------------------
CLASS M-1

               100.00000%             50              50              50              50              50

                WAL (YRS)          19.41            5.66            5.26            1.97            1.31
           MOD DURN (YRS)          15.01            5.22            4.87            1.92            1.28
         PRINCIPAL WINDOW  May24 - May24   Sep08 - Jan13   Oct07 - Apr11   Sep06 - Mar07   Feb06 - Jun06
--------------------------------------------------------------------------------------------------------
CLASS M-2

               100.00000%             55              55              55              55              55

                WAL (YRS)          19.41            5.46            5.22            2.35            1.55
           MOD DURN (YRS)          14.94            5.02            4.85            2.27            1.51
         PRINCIPAL WINDOW  May24 - May24   Jul08 - Jan13   Jul09 - Apr11   Mar07 - May07   Jun06 - Jul06
--------------------------------------------------------------------------------------------------------
CLASS M-3

               100.00000%             90              90              90              90              90

                WAL (YRS)          19.41            5.41            4.84            2.66            1.76
           MOD DURN (YRS)          14.46            4.92            4.47            2.55            1.71
         PRINCIPAL WINDOW  May24 - May24   May08 - Jan13   Nov08 - Apr11   May07 - Nov07   Jul06 - Nov06
--------------------------------------------------------------------------------------------------------
CLASS M-4

               100.00000%            100             100             100             100             100

                WAL (YRS)          19.41            5.37            4.65            2.98            1.96
           MOD DURN (YRS)          14.32            4.88            4.29            2.83            1.89
         PRINCIPAL WINDOW  May24 - May24   Apr08 - Jan13   Sep08 - Apr11   Nov07 - Oct08   Nov06 - Dec06
--------------------------------------------------------------------------------------------------------
CLASS B-1

               100.00000%            185             185             185             185             185

                WAL (YRS)          19.41            5.37            4.58            3.83            2.06
           MOD DURN (YRS)          13.26            4.74            4.13            3.52            1.97
         PRINCIPAL WINDOW  May24 - May24   Mar08 - Jan13   Aug08 - Apr11   Oct08 - Oct08   Dec06 - Feb07
--------------------------------------------------------------------------------------------------------
CLASS B-2

               100.00000%            195             195             195             195             195

                WAL (YRS)          19.41            5.36            4.54            3.83            2.18
           MOD DURN (YRS)          13.14            4.71            4.08            3.51            2.08
         PRINCIPAL WINDOW  May24 - May24   Mar08 - Jan13   Jul08 - Apr11   Oct08 - Oct08   Feb07 - Mar07
--------------------------------------------------------------------------------------------------------

(1) Assumes 12/28/04 settlement date

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  FIRST FRANKLIN MORTGAGE LOAN TRUST,
                      SERIES 2004-FFC

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                                0%              24%             30%             45%             60%
                                CPR             CPR             CPR             CPR             CPR
                            TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
--------------------------------------------------------------------------------------------------------
                            DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
--------------------------------------------------------------------------------------------------------
CLASS A

               100.00000%             23              24              23              23              23

                WAL (YRS)          13.86            1.98            1.16            0.71            0.49
           MOD DURN (YRS)          11.43            1.87            1.13            0.71            0.48
         PRINCIPAL WINDOW  Jan05 - May24   Jan05 - Jun22   Jan05 - Oct07   Jan05 - Sep06   Jan05 - Feb06
--------------------------------------------------------------------------------------------------------
CLASS M-1

               100.00000%             50              52              54              50              50

                WAL (YRS)          19.41            6.27            6.42            1.97            1.31
           MOD DURN (YRS)          15.01            5.67            5.79            1.92            1.28
         PRINCIPAL WINDOW  May24 - May24   Sep08 - Jun21   Oct07 - Mar19   Sep06 - Mar07   Feb06 - Jun06
--------------------------------------------------------------------------------------------------------
CLASS M-2

               100.00000%             55              57              57              55              55

                WAL (YRS)          19.41            6.05            5.70            2.35            1.55
           MOD DURN (YRS)          14.94            5.47            5.23            2.27            1.51
         PRINCIPAL WINDOW  May24 - May24   Jul08 - May20   Jul09 - Jun17   Mar07 - May07   Jun06 - Jul06
--------------------------------------------------------------------------------------------------------
CLASS M-3

               100.00000%             90              94              93              90              90

                WAL (YRS)          19.41            5.99            5.31            2.66            1.76
           MOD DURN (YRS)          14.46            5.35            4.84            2.55            1.71
         PRINCIPAL WINDOW  May24 - May24   May08 - Jan20   Nov08 - Mar17   May07 - Nov07   Jul06 - Nov06
--------------------------------------------------------------------------------------------------------
CLASS M-4

               100.00000%            100             104             104             101             100

                WAL (YRS)          19.41            5.95            5.10            3.08            1.96
           MOD DURN (YRS)          14.32            5.29            4.64            2.92            1.89
         PRINCIPAL WINDOW  May24 - May24   Apr08 - May19   Sep08 - Jun16   Nov07 - Sep13   Nov06 - Dec06
--------------------------------------------------------------------------------------------------------
CLASS B-1

               100.00000%            185             192             192             224             185

                WAL (YRS)          19.41            5.94            5.03            7.11            2.06
           MOD DURN (YRS)          13.26            5.12            4.46            6.08            1.97
         PRINCIPAL WINDOW  May24 - May24   Mar08 - May19   Aug08 - Apr16   Jan11 - Aug13   Dec06 - Feb07
--------------------------------------------------------------------------------------------------------
CLASS B-2

               100.00000%            195             202             202             224             195

                WAL (YRS)          19.41            5.92            4.97            5.66            2.18
           MOD DURN (YRS)          13.14            5.08            4.40            4.99            2.08
         PRINCIPAL WINDOW  May24 - May24   Mar08 - Dec18   Jul08 - Dec15   Mar10 - Sep11   Feb07 - Mar07
--------------------------------------------------------------------------------------------------------

(1) Assumes 12/28/04 settlement date

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  FIRST FRANKLIN MORTGAGE LOAN TRUST,
                      SERIES 2004-FFC

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.2581%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                           FORWARD LIBOR     STATIC LIBOR
                           -------------     ------------
CLASS M-1  CDR Break          15.307%           16.833%
           Cum Loss            31.44%            33.71%
CLASS M-2  CDR Break          13.767%           15.305%
           Cum Loss            29.03%            31.44%
CLASS M-3  CDR Break          10.539%           12.099%
           Cum Loss            23.54%            26.27%
CLASS M-4  CDR Break           9.764%           11.331%
           Cum Loss            22.12%            24.94%
CLASS B-1  CDR Break           8.768%           10.332%
           Cum Loss            20.24%            23.16%
CLASS B-2  CDR Break           8.083%            9.633%
           Cum Loss            18.90%            21.88%

[1 MONTH LIBOR LINE GRAPH]

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  FIRST FRANKLIN MORTGAGE LOAN TRUST,
                      SERIES 2004-FFC

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 2.2581%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 30% CPR, (2) no defaults and no losses:

            EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
PERIOD         (STATIC LIBOR)          (FORWARD LIBOR)
-------     --------------------    --------------------
Avg yr1            636                       573
Avg yr2            651                       513
Avg yr3            672                       490
Avg yr4            638                       416
Avg yr5            648                       388

            EXCESS                  EXCESS                EXCESS                  EXCESS
          SPREAD IN               SPREAD IN              SPREAD IN               SPREAD IN
             BPS       1 MONTH       BPS                    BPS       1 MONTH       BPS
           (STATIC     FORWARD    (FORWARD                (STATIC     FORWARD    (FORWARD
PERIOD      LIBOR)      LIBOR       LIBOR)     PERIOD      LIBOR)      LIBOR       LIBOR)
------    ---------    -------    ---------    ------    ---------    -------    ---------
  1          681        2.2581%      681         39         675        4.3705%      464
  2          592        2.4394%      574         40         599        4.3944%      386
  3          691        2.6022%      657         41         637        4.4230%      421
  4          602        2.7008%      557         42         611        4.4567%      391
  5          636        2.8151%      580         43         647        4.4869%      425
  6          612        2.9315%      543         44         619        4.5202%      392
  7          647        2.9711%      574         45         621        4.5532%      392
  8          620        3.0489%      541         46         656        4.5792%      424
  9          621        3.1360%      533         47         625        4.6101%      389
  10         653        3.1912%      559         48         657        4.6405%      419
  11         623        3.2551%      523         49         626        4.6876%      383
  12         655        3.3230%      548         50         626        4.7245%      380
  13         625        3.3790%      513         51         730        4.7526%      481
  14         626        3.4390%      508         52         628        4.7797%      375
  15         727        3.5066%      602         53         660        4.8090%      405
  16         628        3.5219%      502         54         629        4.8383%      371
  17         661        3.5721%      529         55         662        4.8717%      400
  18         631        3.6309%      493         56         630        4.9035%      365
  19         663        3.6618%      523         57         630        4.9317%      363
  20         633        3.6991%      489         58         662        4.9602%      392
  21         635        3.7544%      485         59         630        4.9882%      357
  22         668        3.7773%      516         60         662        5.0143%      387
  23         638        3.8150%      482         61         630        5.0323%      353
  24         671        3.8607%      511         62         630        5.0555%      351
  25         641        3.8946%      477         63         734        5.0769%      452
  26         643        3.9322%      475         64         630        5.1064%      346
  27         749        3.9755%      577         65         663        5.1326%      375
  28         646        3.9945%      473         66         630        5.1568%      341
  29         681        4.0207%      505         67         663        5.1938%      369
  30         650        4.0641%      469         68         630        5.2220%      334
  31         685        4.0910%      502         69         630        5.2454%      332
  32         654        4.1218%      468         70         663        5.2796%      360
  33         657        4.1621%      466         71         630        5.3045%      327
  34         693        4.1975%      499         72         663        5.3239%      356
  35         662        4.2329%      464         73         630        5.3547%      322
  36         700        4.2706%      499         74         630        5.3782%      320
  37         669        4.3013%      465         75         ***        5.3966%      ***
  38         638        4.3356%      430         76         ***        5.4178%      ***

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.